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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 23, 1998 appearing on page 26 of Verilink Corporation's Annual Report on Form 10-K for the year ended June 28, 1998.


PRICEWATERHOUSECOOPERS LLP
San Jose, California
December 23, 1998